MEMBERS® VARIABLE ANNUITY SERIES

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated February 2, 2015

to the

Prospectus dated May 1, 2014

Effective February 17, 2015, the following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Retirement Income Max® Benefit - Withdrawal Percentage section in the prospectus:

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Single Life Option Riders Issued on or after February 17, 2015	Joint Life Option Riders Issued on or after February 17, 2015	Single Life Option Riders Issued May 1, 2014 to February 16, 2015	Joint Life Option Riders Issued May 1, 2014 to February 16, 2015	Single Life Option Riders Issued Prior to May 1, 2014	Joint Life Option Riders Issued Prior to May 1, 2014
0-58	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
59-64	4.20%	3.80%	4.30%	4.00%	4.30%	3.80%
65-79	5.20%	4.80%	5.30%	5.00%	5.30%	4.80%
≥ 80	6.20%	5.80%	6.30%	6.00%	6.30%	5.80%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Effective on or about February 17, 2015, the following subaccount will no longer be a Designated Investment Option under the Retirement Income Max® Rider for riders purchased on or after February 17, 2015:

TA Vanguard ETF – Balanced – Service Class

Please note: In order to receive the rates effective May 1, 2014 to February 16, 2015 and for you to invest in this Designated Investment Option, your application must be signed on or before February 16, 2015. The completed application must be received no later than close of business February 27, 2015, and funds must be received by close of the New York Stock Exchange March 12, 2015. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the Retirement Income Max® Rider, additional paperwork may be required.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Members® Variable Annuity Series dated May 1, 2014